Exhibit 99.1

FOR IMMEDIATE RELEASE

LIVE NATION ENTERTAINMENT REPORTS SECOND QUARTER 2010 FINANCIAL RESULTS

- Results for the second quarter of 2010 in line with 2010 guidance -

- Cost reductions and integration efforts on track to achieve $40 million in synergies for 2010 -

- Sponsorship revenue up slightly, driven by increased revenue per sponsor of 9% for year-to-date -

LOS ANGELES – August 5, 2010 – Live Nation Entertainment (NYSE: LYV) released financial results for the three months ended June 30, 2010 today. Live Nation completed its merger with Ticketmaster in January 2010; consequently, second quarter 2010 reported results include the legacy Ticketmaster operations for the full quarter.

“Our second quarter results were in line with our plan and financial guidance for the full year,” said Michael Rapino, President and Chief Executive Officer of Live Nation Entertainment. “Our performance to date reflects the impact of the uncertain economy on consumers, offset in part by our efforts to aggressively promote, price and expand access to concerts across our global platform. We have now largely completed the integration of Live Nation and Ticketmaster and we are generating considerable progress in driving efficiencies across our combined business. As we head into our biggest quarter, we are executing a range of revenue enhancement programs, while taking additional steps to reduce our operating expenses.”

“Key artist tours anticipated during the summer and balance of the year for our artist management business include the Eagles, Jimmy Buffett, Kid Rock, Kings of Leon and the Scorpions, just to name a few, and it is their success that will help fuel our company’s growth,” said Irving Azoff, Executive Chairman of Live Nation Entertainment. “As we look to the future, we are more confident than ever in our belief that Live Nation Entertainment has a unique business model to service artists and fans.”

Live Nation Combined Metrics

In order to give comparable information, metrics below include the results of the legacy Ticketmaster operations, as applicable, from the date of the merger (January 25) through the three months and six months ended June 30 for each of 2010 and 2009.

COMBINED METRICS

(Unaudited; $ in millions except as noted)

Key Drivers	Q2 2010	Q2 2009	Variance	6 months 2010	6 months 2009	Variance
CONCERTS
Talent Costs and Other Event Direct Operating Expenses	$706.1	$773.5	(8.7)%	$1,033.9	$1,102.3	(6.2)%
Number of Concerts (est.)	5,553	5,707	(2.7)%	10,164	10,158	0.1%
Total Attendance (est.)	12,373,000	13,123,000	(5.7)%	19,339,000	20,177,000	(4.2)%
Total Revenue per Attendee (whole $)	$69.47	$70.47	(1.4)%	$65.55	$66.31	(1.1)%
eCOMMERCE
# of Tickets Sold on TM.com & LN.com (rounded, est.)	23,898,000	26,476,000	(9.7)%	41,920,000	47,842,000	(12.4)%
# of Average Monthly Unique Visitors (rounded, est.)	27,700,000	25,200,000	9.9%	26,900,000	25,300,000	6.3%
Online Advertising & Upsell Revenue	$9.3	$12.8	(27.3)%	$20.8	$21.2	(1.9)%
SPONSORSHIP
Number of Sponsors - as of date (est.)	556	597	(6.9)%	556	597	(6.9)%
Sponsorship Revenue Recognized	$38.8	$39.9	(2.8)%	$60.1	$59.4	1.2%
Average Revenue per Sponsor (rounded, whole $)	$70,000	$67,000	4.5%	$108,000	$99,000	9.1%
TICKETING
Royalty & Other Direct Ticketing Expenses	$129.6	$161.4	(19.7)%	$232.7	$299.0	(22.2)%
# of Tickets Sold (rounded, est.)	29,611,000	33,880,000	(12.6)%	53,615,000	61,423,000	(12.7)%

(Unaudited; $ in millions, tickets in thousands)
Primary Ticketing Volume Trends by Category	Gross Value of Tickets Sold	Ticket Volume Totals	Total Mix % of Total	Gross Value of Tickets Sold	Ticket Volume Totals	Total Mix % of Total
	Second Quarter – 2010			Six Months – 2010
Concerts	$1,081	16,006	54%	$1,906	28,248	53%
Sports	311	5,882	20%	539	10,687	20%
Arts & Theater	284	4,444	15%	529	8,048	15%
Family	82	2,056	7%	185	4,840	9%
Other (1)	51	1,223	4%	66	1,792	3%
Total - 2010	$1,809	29,611	100%	$3,225	53,615	100%
	Second Quarter – 2009			Six Months – 2009
Concerts	$1,234	19,236	57%	$2,298	34,058	55%
Sports	311	6,038	18%	524	11,144	18%
Arts & Theater	347	5,409	16%	635	9,582	16%
Family	79	2,059	6%	172	4,767	8%
Other (1)	57	1,138	3%	80	1,872	3%
Total - 2009	$2,028	33,880	100%	$3,709	61,423	100%

(1)	Other category includes tickets for: comedy shows; parking; audio and facility tours; donations; lectures; and seminars.

Our results of operations include the results of the legacy Ticketmaster operations only in 2010. 2009 only includes the historical Live Nation results below.

REPORTED FINANCIAL HIGHLIGHTS - 2nd QUARTER

(Unaudited)

	Q2 2010	Q2 2009	Growth
	($ in millions)
Revenue
Concerts	$859.5	$924.8	(7.1)%
Artist Nation	88.8	61.7	43.9%
Ticketing	264.1	17.1	*	*
Sponsorship	38.8	39.6	(2.0)%
eCommerce	18.9	3.7	*	*
Other & Eliminations	(3.5)	0.3	*	*

	$1,266.6	$1,047.2	21.0%

					Margins
Adjusted Operating Income (Loss)					Q2 2010	Q2 2009
Concerts	$24.3	$25.3	(4.0)%		2.8%	2.7%
Artist Nation	9.9	2.4	*	*	11.1%	3.9%
Ticketing	63.8	2.3	*	*	24.2%	13.5%
Sponsorship	26.4	27.1	(2.6)%		68.0%	68.4%
eCommerce	3.2	(1.6)	*	*	16.9%	* *
Other & Eliminations	(0.6)	0.5	*	*
Corporate	(14.7)	(11.0)	(33.6)%

	$112.3	$45.0	*	*	8.9%	4.3%

Operating Income (Loss)
Concerts	$(3.9)	$(4.5)	13.3%		(0.5)%	(0.5)%
Artist Nation	(1.4)	0.4	*	*	(1.6)%	0.6%
Ticketing	34.8	(0.2)	*	*	13.2%	(1.2)%
Sponsorship	26.2	27.1	(3.3)%		67.5%	68.4%
eCommerce	2.6	(2.9)	*	*	13.8%	* *
Other & Eliminations	0.4	0.4	—
Corporate	(19.1)	(13.5)	(41.5)%

	$39.6	$6.8	*	*	3.1%	0.6%

Acquisition Expenses:
Concerts	$0.6	$—
Artist Nation	5.7	—
Ticketing	2.8	—
Sponsorship	(0.2)	—
eCommerce	0.4	—
Corporate	3.7	14.9

	$26.6	$(8.1)			2.1%	(0.8)%

**	percentages are not meaningful

Our results of operations include the results of the legacy Ticketmaster operations only in 2010, beginning January 25. 2009 only includes the historical Live Nation results below.

REPORTED FINANCIAL HIGHLIGHTS - SIX MONTHS ENDED JUNE 30

(Unaudited)

	6 months 2010	6 months 2009	Growth
	$ in millions
Revenue
Concerts	$1,267.6	$1,338.0	(5.3)%
Artist Nation	158.3	103.4	53.1%
Ticketing	473.0	26.0	*	*
Sponsorship	60.1	58.8	2.2%
eCommerce	37.0	5.5	*	*
Other & Eliminations	(6.4)	0.4	*	*

	$1,989.6	$1,532.1	29.9%

					Margins
Adjusted Operating Income (Loss)					6 months 2010	6 months 2009
Concerts	$(18.3)	$(2.1)	*	*	(1.4)%	(0.2)%
Artist Nation	10.7	1.5	*	*	6.8%	1.5%
Ticketing	109.6	(0.9)	*	*	23.2%	(3.5)%
Sponsorship	35.0	32.9	6.4%		58.2%	56.0%
eCommerce	10.9	(4.4)	*	*	29.5%	* *
Other & Eliminations	(0.3)	0.6	*	*
Corporate	(33.8)	(22.1)	52.9%

	$113.8	$5.5	*	*	5.7%	0.4%

Operating Income (Loss)
Concerts	$(76.8)	$(66.8)	(15.0)%		(6.1)%	(5.0)%
Artist Nation	(9.9)	(3.8)	*	*	(6.3)%	(3.7)%
Ticketing	50.7	(6.2)	*	*	10.7%	(23.8)%
Sponsorship	34.6	32.8	5.5%		57.6%	55.8%
eCommerce	7.6	(7.4)	*	*	20.5%	* *
Other & Eliminations	0.6	0.5	20.0%
Corporate	(52.1)	(26.8)	(94.4)%

	$(45.3)	$(77.7)	41.7%		(2.3)%	(5.1)%

Acquisition Expenses:
Concerts	$0.6	$0.1
Artist Nation	5.8	—
Ticketing	6.5	—
Sponsorship	0.1	—
eCommerce	0.7	—
Corporate	17.9	18.6

	$(76.9)	$(96.4)			(3.9)%	(6.3)%

**	percentages are not meaningful

In order to give comparable information, the results of operations below include the results of the legacy Ticketmaster operations for each of 2010 and 2009.

COMBINED FINANCIAL HIGHLIGHTS – 2nd QUARTER

(Unaudited)

	Q2 2010	Q2 2009	Growth
	($ in millions)
Revenue
Concerts	$859.5	$924.8	(7.1)%
Artist Nation	88.8	107.7	(17.5)%
Ticketing	264.1	308.3	(14.3)%
Sponsorship	38.8	39.9	(2.8)%
eCommerce	18.9	21.1	(10.4)%
Other & Eliminations	(3.5)	0.4	* *

	$1,266.6	$1,402.2	(9.7)%

				Margins
Adjusted Operating Income (Loss)				Q2 2010	Q2 2009
Concerts	$24.3	$25.3	(4.0)%	2.8%	2.7%
Artist Nation	9.9	14.2	(30.3)%	11.1%	13.2%
Ticketing	63.8	54.8	16.4%	24.2%	17.8%
Sponsorship	26.4	27.4	(3.6)%	68.0%	68.7%
eCommerce	3.2	7.8	(59.0)%	16.9%	37.0%
Other & Eliminations	(0.6)	0.5	* *
Corporate	(14.7)	(20.2)	27.2%

	$112.3	$109.8	2.3%	8.9%	7.8%

Operating Income (Loss)
Concerts	$(3.9)	$(4.5)	13.3%	(0.5)%	(0.5)%
Artist Nation	(1.4)	(0.5)	* *	(1.6)%	(0.5)%
Ticketing	34.8	25.7	35.4%	13.2%	8.3%
Sponsorship	26.2	27.3	(4.0)%	67.5%	68.4%
eCommerce	2.6	5.6	(53.6)%	13.8%	26.5%
Other & Eliminations	0.4	0.4	—
Corporate	(19.1)	(23.7)	19.4%

	$39.6	$30.3	30.7%	3.1%	2.2%

Acquisition Expenses:
Concerts	$0.6	$—
Artist Nation	5.7	—
Ticketing	2.8	—
Sponsorship	(0.2)	—
eCommerce	0.4	—
Corporate	3.7	23.4

	$26.6	$6.9		2.1%	0.5%

**	percentages are not meaningful

The highlights of our combined financial information for the three months ending June 30, 2010 compared to the same period of 2009 are as follows:

Revenue change – Total decrease of $135.6 million, primarily driven by:

•	($65.3) million – Decrease in Concerts driven by reduced attendance and lower average revenue per ticket.

•	($44.2) million – Decrease in Ticketing driven by lower ticket sales, primarily in the concerts category.

•	($18.9) million – Decline in Artist Nation due to reduced activity based on the timing of artist tours in 2010 as compared to last year.

Adjusted Operating Income (Loss) change – Total increase of $2.5 million, primarily driven by:

•

$9.0 million – Increase in Ticketing relating to the synergies achieved in the Ticketmaster merger and benefits from reduced expenses due to purchase accounting valuations, partially offset by lower income from reduced ticket sales.

•	$5.5 million – Reduction in Corporate costs driven by the achievement of synergies due to the merger.

•	($9.9) million – Decrease in Concerts, Artist Nation and eCommerce driven by lower ticket sales and the timing of artist tours.

Operating Income (Loss) change – Total increase of $19.7 million, primarily driven by:

•	$2.5 million – Overall increase in Adjusted Operating Income noted above.

•	$10.4 million – Decrease in acquisition expenses, primarily in Corporate. These costs are for severance expenses and transaction costs related to the Ticketmaster merger.

•	$7.4 million – Decline in depreciation and amortization expense due primarily to an impairment recorded in 2009.

In order to give comparable information, the results of operations below include the results of the legacy Ticketmaster operations from the date of the merger (January 25) through June 30 for each of 2010 and 2009.

COMBINED FINANCIAL HIGHLIGHTS – SIX MONTHS ENDED JUNE 30

(Unaudited)

	6 months 2010	6 months 2009	Growth
	($ in millions)
Revenue
Concerts	$1,267.6	$1,338.0	(5.3)%
Artist Nation	158.3	180.7	(12.4)%
Ticketing	473.0	563.6	(16.1)%
Sponsorship	60.1	59.4	1.2%
eCommerce	37.0	35.8	3.4%
Other & Eliminations	(6.4)	0.4	* *

	$1,989.6	$2,177.9	(8.6)%

				Margins
Adjusted Operating Income (Loss)				6 months 2010	6 months 2009
Concerts	$(18.3)	$(2.1)	* *	(1.4)%	(0.2)%
Artist Nation	10.7	16.4	(34.8)%	6.8%	9.1%
Ticketing	109.6	101.6	7.9%	23.2%	18.0%
Sponsorship	35.0	33.4	4.8%	58.2%	56.2%
eCommerce	10.9	12.2	(10.7)%	29.5%	34.1%
Other & Eliminations	(0.3)	0.6	* *
Corporate	(33.8)	(43.1)	21.6%

	$113.8	$119.0	(4.4)%	5.7%	5.5%

Operating Income (Loss)
Concerts	$(76.8)	$(66.8)	(15.0)%	(6.1)%	(5.0)%
Artist Nation	(9.9)	(11.0)	10.0%	(6.3)%	(6.1)%
Ticketing	50.7	54.5	(7.0)%	10.7%	9.7%
Sponsorship	34.6	33.3	3.9%	57.6%	56.1%
eCommerce	7.6	7.8	(2.6)%	20.5%	21.8%
Other & Eliminations	0.6	0.5	20.0%
Corporate	(52.1)	(50.1)	(4.0)%

	$(45.3)	$(31.8)	(42.1)%	(2.3)%	(1.5)%

Acquisition Expenses:
Concerts	$0.6	$0.1
Artist Nation	5.8	—
Ticketing	6.5	—
Sponsorship	0.1	—
eCommerce	0.7	—
Corporate	17.9	28.2

	$(76.9)	$(60.1)		(3.9)%	(2.8)%

**	percentages are not meaningful

The highlights of our combined financial information for the six months ended June 30, 2010 as compared to the same period of 2009 are as follows:

Revenue Change – Total decrease of $188.3 million, primarily driven by:

•	($90.6) million – Decline in Ticketing due to lower ticket sales, primarily in concerts.

•	($70.4) million – Decrease in Concerts driven by reduced attendance and lower average revenue per ticket.

Adjusted Operating Income (Loss) change – Total decrease of $5.2 million, primarily driven by:

•	($16.2) million – Decline in Concerts primarily relating to a $13.4 million allowance recorded in the first quarter of 2010 related to certain artist advances and a slight decline in show results.

•

$8.0 million – Increase in Ticketing driven by the achievement of synergies from the Ticketmaster merger and benefits of reduced expenses from purchase accounting valuations, partially offset by lower income from reduced ticket sales.

Operating Income (Loss) change – Total decrease of $16.8 million, primarily driven by:

•	($5.2) million – Overall decrease in adjusted operating income noted above.

•	($14.0) million – Increase in non-cash compensation expense primarily driven by equity awards exchanged and accelerated due to the completion of the merger.

•	($4.9) million – Increased loss on sale primarily due to the $5.2 million loss resulting from our sale of Paciolan in the first quarter of 2010.

•	$10.6 million – Decrease in depreciation and amortization primarily due to a 2009 impairment.

Other Information –

•	As of June 30, 2010, our cash and cash equivalents were $1.0 billion and our current and long-term debt was $1.7 billion, with no balance outstanding on our revolving credit facility.

•	In May 2010, we completed the refinancing of the company’s two credit facilities into one credit facility, thereby reducing the operational and credit risk of the company.

•

Free cash as of June 30, 2010 was $328.6 million. Free cash flow was $63.5 million for the second quarter of 2010 as compared to $16.4 million for the same period in 2009, and $30.6 million for the six months ended June 30, 2010 as compared to ($41.1) million in the same period of last year.

•

For the six months ended June 30, 2010, maintenance capital expenditures were $22.6 million and capital expenditures for revenue generating projects were $7.2 million, for a total of $29.8 million. This represents an increase of $5.2 million compared to last year primarily due to the merger with Ticketmaster.

About Live Nation Entertainment:

Live Nation Entertainment (NYSE-LYV) is the largest live entertainment company in the world, consisting of five businesses: concert promotion and venue operations, sponsorship, ticketing solutions, eCommerce and artist management. Live Nation seeks to innovate and enhance the live entertainment experience for artists and fans: before, during and after the show. In 2009, Live Nation sold 140 million tickets, promoted nearly 22,000 concerts, partnered with 850 sponsors and averaged 25 million unique monthly users of its eCommerce sites. For additional information, visit www.livenation.com/investors.

Conference Call:

The company will host a teleconference today, August 5th, 2010 at 5:00 p.m. Eastern Time, which can be accessed by dialing 888-603-6873 (U.S.) or 973-321-1019 (Int’l) and referencing passcode 89305432. To access the call via webcast, please visit the Investor Relations section of the company’s website at www.livenation.com/investors. Please visit the website approximately ten minutes prior to the start time to ensure a connection. Additional statistical and financial information to be provided on the call, if any, will be posted supplementally under that same link. For those who are not available to listen to the live broadcast, a replay will be available shortly after the call on the Live Nation website through August 12, 2010.

Media & Investor Contact:

Linda Bandov

Live Nation Entertainment, Inc.

(310) 867-7000

lindabandov@livenation.com

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
	(in thousands except share and per share data)
Revenue	$1,266,598	$1,047,216	$1,989,551	$1,532,128
Operating expenses:
Direct operating expenses	897,004	838,731	1,382,157	1,211,791
Selling, general and administrative expenses	252,372	154,606	483,643	295,508
Depreciation and amortization	62,957	35,503	122,276	77,586
Loss (gain) on sale of operating assets	(637)	(718)	3,934	(982)
Corporate expenses	21,882	12,352	59,006	25,884
Acquisition transaction expenses	6,394	14,877	15,411	18,735

Operating income (loss)	26,626	(8,135)	(76,876)	(96,394)
Interest expense	29,854	15,864	56,359	33,119
Loss on extinguishment of debt	21,172	—	21,172	—
Interest income	(769)	(576)	(1,443)	(1,566)
Equity in earnings of nonconsolidated affiliates	(1,708)	(633)	(2,255)	(816)
Other expense (income) — net	(565)	(1,087)	(1,633)	607

Loss from continuing operations before income taxes	(21,358)	(21,703)	(149,076)	(127,738)
Income tax expense (benefit):
Current	5,682	9,177	3,840	10,876
Deferred	5,633	(574)	(7,855)	(2,187)

Loss from continuing operations	(32,673)	(30,306)	(145,061)	(136,427)
Income (loss) from discontinued operations, net of tax	(377)	3,498	(680)	6,462

Net loss	(33,050)	(26,808)	(145,741)	(129,965)
Net income (loss) attributable to noncontrolling interests	1,568	390	830	(60)

Net loss attributable to Live Nation Entertainment, Inc	$(34,618)	$(27,198)	$(146,571)	$(129,905)

Basic and diluted income (loss) per common share attributable to common stockholders:
Loss from continuing operations attributable to Live Nation Entertainment, Inc	$(0.20)	$(0.37)	$(0.92)	$(1.67)
Income (loss) from discontinued operations attributable to Live Nation Entertainment, Inc	—	0.04	(0.01)	0.08

Net loss attributable to Live Nation Entertainment, Inc	$(0.20)	$(0.33)	$(0.93)	$(1.59)

Weighted average common shares outstanding:
Basic and diluted	170,007,727	83,612,409	158,219,805	81,618,066

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED BALANCE SHEETS

	June 30, 2010	December 31, 2009
	(Unaudited)	(Audited)
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$999,928	$236,955
Accounts receivable, less allowance of $9,429 as of June 30, 2010 and $8,230 as of December 31, 2009	365,034	176,179
Prepaid expenses	549,508	277,599
Other current assets	62,882	27,133

Total current assets	1,977,352	717,866
Property, plant and equipment
Land, buildings and improvements	873,019	875,958
Computer equipment and capitalized software	176,638	131,875
Furniture and other equipment	161,538	156,756
Construction in progress	27,991	17,398

	1,239,186	1,181,987
Less accumulated depreciation	474,189	432,003

	764,997	749,984
Intangible assets
Definite-lived intangible assets — net	967,152	442,641
Indefinite-lived intangible assets	381,983	28,248
Goodwill	1,164,555	204,672
Investments in nonconsolidated affiliates	29,027	2,077
Other long-term assets	224,833	196,271

Total assets	$5,509,899	$2,341,759

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable, client accounts	$370,634	$—
Accounts payable	133,953	50,844
Accrued expenses	436,885	357,138
Deferred revenue	742,518	284,536
Current portion of long-term debt	46,522	41,032
Other current liabilities	81,809	18,684

Total current liabilities	1,812,321	752,234
Long-term debt, net	1,692,129	699,037
Long-term deferred income taxes	200,805	30,480
Other long-term liabilities	195,632	94,567
Series A and Series B redeemable preferred stock	—	40,000
Commitments and contingent liabilities
Redeemable noncontrolling interests	120,207	—
Stockholders’ equity
Common stock	1,722	860
Additional paid-in capital	2,037,653	1,090,572
Accumulated deficit	(580,356)	(433,785)
Cost of shares held in treasury	(9,629)	(9,529)
Accumulated other comprehensive income (loss)	(60,878)	4,199

Total Live Nation Entertainment, Inc. stockholders’ equity	1,388,512	652,317
Noncontrolling interests	100,293	73,124

Total stockholders’ equity	1,488,805	725,441

Total liabilities and stockholders’ equity	$5,509,899	$2,341,759

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six Months Ended June 30,
	2010	2009
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(145,741)	$(129,965)
Reconciling items:
Depreciation	60,696	54,539
Amortization	61,580	25,759
Deferred income tax benefit	(7,855)	(1,292)
Amortization of debt issuance costs	1,826	1,712
Amortization of debt discount/premium, net	3,524	4,298
Provision for uncollectible accounts receivable and advances	15,189	1,224
Loss on extinguishment of debt — non-cash portion	8,272	—
Non-cash compensation expense	32,798	6,525
Unrealized changes in fair value contingent consideration	4,555	—
Loss (gain) on sale of operating assets	4,614	(986)
Equity in earnings of nonconsolidated affiliates	(2,255)	(1,483)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Increase in accounts receivable	(63,659)	(42,416)
Increase in prepaid expenses	(238,446)	(315,746)
Increase in other assets	(47,098)	(45,023)
Increase in accounts payable, accrued expenses and other liabilities	18,312	154,006
Increase in deferred revenue	461,967	627,574

Net cash provided by operating activities	168,279	338,726
CASH FLOWS FROM INVESTING ACTIVITIES
Collection of notes receivable	638	316
Advances to notes receivable	—	(132)
Distributions from nonconsolidated affiliates	964	2,119
Investments made to nonconsolidated affiliates	—	(654)
Purchases of property, plant and equipment	(30,082)	(39,089)
Proceeds from disposal of operating assets, net of cash divested	20,753	16,478
Cash paid for acquisitions, net of cash acquired	566,144	(5,638)
Purchases of intangible assets	(1,363)	(7,763)
Decrease in other — net	297	165

Net cash provided by (used in) investing activities	557,351	(34,198)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of debt issuance costs	1,318,637	235,200
Payments on long-term debt	(1,182,507)	(283,808)
Redemption of preferred stock	(40,000)	—
Contributions from noncontrolling interest partners	13	—
Distributions to noncontrolling interest partners	(8,198)	(301)
Proceeds from exercise of stock options	4,254	—
Issuance of treasury stock	—	1,553
Equity issuance costs	(357)	—
Payments for purchases of common stock	(1,567)	(5,803)
Payments for deferred and contingent consideration	(11,109)	(7,392)

Net cash provided by (used in) financing activities	79,166	(60,551)
Effect of exchange rate changes on cash and cash equivalents	(41,823)	26,193

Net increase in cash and cash equivalents	762,973	270,170
Cash and cash equivalents at beginning of period	236,955	199,660

Cash and cash equivalents at end of period	$999,928	$469,830

Forward-Looking Statements, Non-GAAP Financial Measures and Reconciliations:

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the potential health and growth of Live Nation’s business, including with respect to anticipated achievement of projected financial results for the full year and anticipated artist tours for the remainder of the year; the company’s ability to achieve its targeted synergies and realize other anticipated benefits associated with its merger with Ticketmaster; the company’s planned capital expenditures; and the expected reduction of operational and credit risks as a result of the recent refinancing of the company’s credit facilities. Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company’s plans, the risk that the company’s markets do not evolve as anticipated, challenges related to the post-merger integration of Live Nation and Ticketmaster, the potential impact of the economic slowdown and operational challenges associated with selling tickets and staging events.

Live Nation refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided below.

Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that the company defines as operating income (loss) before acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, merger bonuses, payments under the Azoff Trust note and merger-related severance), depreciation and amortization (including goodwill impairment), loss (gain) on sale of operating assets and non-cash compensation expense. The company uses AOI to evaluate the performance of our operating segments. The company believes that information about AOI assists investors by allowing them to evaluate changes in the operating results of our portfolio of businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in our business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash Flow is a non-GAAP financial measure that the company defines as Adjusted Operating Income (Loss) less maintenance capital expenditures, less net cash interest expense, less cash taxes, less net distributions to minority interest partners, plus distributions from investments in nonconsolidated affiliates net of contributions to investments in nonconsolidated affiliates. The company uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than maintenance capital expenditures. The company believes that information about free cash flow provides investors with an important perspective on the cash available to service debt and make acquisitions. Free cash flow is not calculated or presented in accordance with GAAP. A limitation of the use of free cash flow as a performance measure is that it does not necessarily represent funds available for operations and is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash flow should be considered in addition to, and not as a substitute for, operating income (loss) and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash flow as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash is a non-GAAP financial measure that the company defines as cash and cash equivalents less ticketing-related client funds, less event-related deferred revenue, less accrued expenses due to artists and for cash collected on behalf of others for ticket sales, plus event-related prepaids. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions and finance venue and other revenue generating expenditures. Free cash is not calculated or presented in accordance with GAAP. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available from operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.

Reconciliations of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures (Unaudited)

AS REPORTED RESULTS

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

($ in millions)	Adjusted operating income (loss)	Non-cash compensation expense	Loss (gain) on sale of operating assets	Acquisition expenses	Depreciation and amortization	Operating income (loss)
	Three months ended June 30, 2010
Concerts	$24.3	$1.6	$(1.2)	$0.6	$27.8	$(4.5)
Artist Nation	9.9	1.1	—	5.7	10.2	(7.1)
Ticketing	63.8	3.5	0.6	2.8	24.9	32.0
Sponsorship	26.4	0.1	—	(0.2)	0.1	26.4
eCommerce	3.2	0.2	—	0.4	0.4	2.2
Other & Eliminations	(0.6)	—	—	—	(1.0)	0.4
Corporate	(14.7)	3.9	—	3.7	0.5	(22.8)

Total Live Nation	$112.3	$10.4	$(0.6)	$13.0	$62.9	$26.6

	Three months ended June 30, 2009
Concerts	$25.3	$1.4	$(0.7)	$—	$29.1	$(4.5)
Artist Nation	2.4	—	—	—	2.0	0.4
Ticketing	2.3	0.1	—	—	2.4	(0.2)
Sponsorship	27.1	—	—	—	—	27.1
eCommerce	(1.6)	—	—	—	1.3	(2.9)
Other & Eliminations	0.5	—	—	—	0.1	0.4
Corporate	(11.0)	1.9	—	14.9	0.6	(28.4)

Total Live Nation	$45.0	$3.4	$(0.7)	$14.9	$35.5	$(8.1)

	Six months ended June 30, 2010
Concerts	$(18.3)	$3.6	$(1.3)	$0.6	$56.2	$(77.4)
Artist Nation	10.7	2.4	—	5.8	18.2	(15.7)
Ticketing	109.6	9.3	5.2	6.5	44.4	44.2
Sponsorship	35.0	0.2	—	0.1	0.2	34.5
eCommerce	10.9	0.2	—	0.7	3.1	6.9
Other & Eliminations	(0.3)	0.1	—	—	(1.0)	0.6
Corporate	(33.8)	17.0	—	17.9	1.3	(70.0)

Total Live Nation	$113.8	$32.8	$3.9	$31.6	$122.4	$(76.9)

	Six months ended June 30, 2009
Concerts	$(2.1)	$2.1	$(1.0)	$0.1	$63.6	$(66.9)
Artist Nation	1.5	0.3	—	—	5.0	(3.8)
Ticketing	(0.9)	0.1	—	—	5.2	(6.2)
Sponsorship	32.9	—	—	—	0.1	32.8
eCommerce	(4.4)	0.2	—	—	2.8	(7.4)
Other & Eliminations	0.6	—	—	—	0.1	0.5
Corporate	(22.1)	3.8	—	18.6	0.9	(45.4)

Total Live Nation	$5.5	$6.5	$(1.0)	$18.7	$77.7	$(96.4)

Reconciliations of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures (Unaudited)

COMBINED RESULTS

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

($ in millions)	Adjusted operating income (loss)	Non-cash compensation expense	Loss (gain) on sale of operating assets	Acquisition expenses	Depreciation and amortization	Operating income (loss)
	Three months ended June 30, 2010
Concerts	$24.3	$1.6	$(1.2)	$0.6	$27.8	$(4.5)
Artist Nation	9.9	1.1	—	5.7	10.2	(7.1)
Ticketing	63.8	3.5	0.6	2.8	24.9	32.0
Sponsorship	26.4	0.1	—	(0.2)	0.1	26.4
eCommerce	3.2	0.2	—	0.4	0.4	2.2
Other & Eliminations	(0.6)	—	—	—	(1.0)	0.4
Corporate	(14.7)	3.9	—	3.7	0.5	(22.8)

Total Live Nation	$112.3	$10.4	$(0.6)	$13.0	$62.9	$26.6

	Three months ended June 30, 2009
Concerts	$25.3	$1.4	$(0.7)	$—	$29.1	$(4.5)
Artist Nation	14.2	3.9	—	—	10.8	(0.5)
Ticketing	54.8	1.5	—	—	27.6	25.7
Sponsorship	27.4	—	—	—	0.1	27.3
eCommerce	7.8	—	—	—	2.2	5.6
Other & Eliminations	0.5	—	—	—	0.1	0.4
Corporate	(20.2)	3.0	—	23.4	0.5	(47.1)

Total Live Nation	$109.8	$9.8	$(0.7)	$23.4	$70.4	$6.9

	Six months ended June 30, 2010
Concerts	$(18.3)	$3.6	$(1.3)	$0.6	$56.2	$(77.4)
Artist Nation	10.7	2.4	—	5.8	18.2	(15.7)
Ticketing	109.6	9.3	5.2	6.5	44.4	44.2
Sponsorship	35.0	0.2	—	0.1	0.2	34.5
eCommerce	10.9	0.2	—	0.7	3.1	6.9
Other & Eliminations	(0.3)	0.1	—	—	(1.0)	0.6
Corporate	(33.8)	17.0	—	17.9	1.3	(70.0)

Total Live Nation	$113.8	$32.8	$3.9	$31.6	$122.4	$(76.9)

	Six months ended June 30, 2009
Concerts	$(2.1)	$2.1	$(1.0)	$0.1	$63.6	$(66.9)
Artist Nation	16.4	7.3	—	—	20.1	(11.0)
Ticketing	101.6	3.1	—	—	44.0	54.5
Sponsorship	33.4	—	—	—	0.1	33.3
eCommerce	12.2	0.3	—	—	4.1	7.8
Other & Eliminations	0.6	—	—	—	0.1	0.5
Corporate	(43.1)	6.0	—	28.2	1.0	(78.3)

Total Live Nation	$119.0	$18.8	$(1.0)	$28.3	$133.0	$(60.1)

Reconciliation of Adjusted Operating Income (Loss) to Free Cash Flow

($ in millions)	Reported Q2 2010	Reported Q2 2009	Combined Q2 2009
Adjusted operating income	$112.3	$45.0	$109.8
Less: Cash interest expense — net	(26.6)	(12.3)	(25.7)
Cash taxes	(5.6)	(10.6)	(19.9)
Maintenance capital expenditures	(15.3)	(5.7)	(13.5)
Distributions to noncontrolling interest partners	(1.5)	(0.3)	(5.7)
Distributions from (contributions to) investments in nonconsolidated affiliates	0.2	0.3	3.2
Free cash flow	$63.5	$16.4	$48.2

($ in millions)	Reported 6 months 2010	Reported 6 months 2009	Combined 6 months 2009
Adjusted operating income	$113.8	$5.5	$119.0
Less: Cash interest expense — net	(49.6)	(25.5)	(55.5)
Cash taxes	(3.8)	(13.6)	(30.1)
Maintenance capital expenditures	(22.6)	(8.7)	(23.0)
Distributions to noncontrolling interest partners	(8.2)	(0.3)	(6.0)
Distributions from (contributions to) investments in nonconsolidated affiliates	1.0	1.5	4.3
Free cash flow	$30.6	$(41.1)	$8.7

Reconciliation of Cash and Cash Equivalents to Free Cash

($ in millions)	June 30, 2010
Cash and cash equivalents	$999.9
Client Cash	$(308.7)
Deferred revenue — event related	$(697.3)
Accrued artist fees	$(8.9)
Collections on behalf of others	$(27.6)
Prepaids related to artist settlements/events	$371.2
Free cash	$328.6